HelloDNA

by EOSTRE

解锁基因密码 掌握健康钥匙

Unlock the genetic code to the window of health

HelloDNA by EOSTRE

这不是一个选择，但它是您自己和您所爱的人一生中要做的最重要的事情。

提早做准备，依自己所缺的提早保健或治疗!

This is not an option but it is a MUST for yourself and the one you loved. To understand yourself better is by knowing your genetic strength and weakness for better health care or treatment.

*Terms & Conditions Apply.

EOSTRE™

基因检测市场2020-2024
Genetic Testing Market 2020-2024



行业规模超过
Industry Size
148亿
USD 美元（2020）
>$14.8 BN



增长（$亿）
Incremental Growth
172.3亿
USD 美元（2024）
$17.23 BN



2020增长率
Growth for 2020
10.8%



市场增长以超过
CAGR
13%
的符合年增长率



亚洲的增长
Growth Contributed by Asia
30%

*Terms & Conditions Apply.

Source: Genetic Testing Market Size & Share | Global Statistics Report 2024
Published Date: March 2021 | | 200 Pages | Report ID: GMI2490

EOSTRE™

基因检测市场2020-2024

Genetic Testing Market 2020-2024



2021 – 2024

遗传性疾病市场的复合年增长率

Genetic disease segment market CAGR 12.5%

12.5%





2021 – 2024

诊断测试市场的复合年增长率

Diagnostic testing segment market CAGR 11.6%

11.6%



Source: Genetic Testing Market Size & Share | Global Statistics Report 2024
Published Date: March 2021 | | 200 Pages | Report ID: GMI2490

EOSTRE™

基因检测市场2020-2024
Genetic Testing Market 2020-2024

2020&2024年全球基因检测市场，按应用分列（百万美元）
Global Genetic Testing Market, By Application, 2020 & 2024 (USD Million)



2020
2024
癌症
Cancer
2020
2024
遗传性疾病
Genetic Diseases
2020
2024
心血管疾病
Cardiovascular Diseases
2020
2024
其余
Others

*Terms & Conditions Apply.

Source: Genetic Testing Market Size & Share | Global Statistics Report 2024
Published Date: March 2021 | | 200 Pages | Report ID: GMI2490

EOSTRE™

HelloDNA by EOSTRE

HelloDNA by EOSTRE 101

*Terms & Conditions Apply.

EOSTRE™

HelloDNA

by EOSTRE

您的基因就是您的人生秘诀
Your DNA is Your Recipe for Life

- DNA is made of only **4 chemicals repeated 3 Billion times** in our cells.
- DNA仅由4种化学物质组成，在我们的细胞中重复了30亿次。



A ADENINE
T THYMINE
G GUANINE
C CYTOSINE



Instructions
Instructions
脑细胞
BRAIN CELLS
脂肪细胞
FAT CELLS
心肌细胞
HEART MUSCLE CELLS
红细胞
RED BLOOD CELLS
神经细胞
NERVE CELLS

EOSTRE™

HelloDNA
by EOSTRE

将您的DNA视为所有细胞的食谱书

Think of your DNA like a Recipe-Book for all your cells


A
T
C
G

Nucleotides = "Letters" in your recipe book

3 billion of them

(about 3GB or 1 DVD of data!)


TAGGCTACCTGTA
ATCCGATGGACAT

Genes = "Recipes" in your recipe book

A sequence of nucleotides composes a **gene.**

HelloDNA
by EOSTRE

我们与香蕉分享
了60%的基因



We share 60%
genes with banana

我们与猫分享
了90%的基因



We share 90%
genes with cat

我们与黑猩猩分享
了96%的基因



We share 96% genes
with chimpanzee

*Terms & Conditions Apply.

EOSTRE™

HelloDNA
by EOSTRE

您和我分享了99.9%的基因

We share 99.9% genes with each other



*Terms & Conditions Apply.

EOSTRE™

HelloDNA
by EOSTRE

0.1%

的基因使我们不同
Of Gene Makes Us Different

*Terms & Conditions Apply.

EOSTRE™

HelloDNA
by EOSTRE

我们的基因来自父母

Our Genes are Inherited from Parents

只有认识自己的基因，才可以更加准确提早做准备，依自己所缺的提早保健或治疗!

The only way to understand yourself better is by knowing your genetic strength and weakness for better health care or treatment.


50%
50%

EOSTRE™

HelloDNA
by EOSTRE

不仅如此，您还可以更好地了解自己，了解过敏原和敏感原，这样能更有利于您进行计划生育，预防保健，采取个性化措施以及根本原因的分析。

Not only for that, you also able to know yourself better i.e., understand the allergen and sensitivity, better for family planning, preventive healthcare, personalized interventions, root cause analysis.



*Terms & Conditions Apply.

EOSTRE™

HelloDNA
by EOSTRE

当今的世界充满了疾病，其中大多数属于遗传疾病。建议那些正打算做父母的必须先进行基因测试，以确定他们是否是可能导致某些状况的基因携带者，以及该基因是否存在于其他家庭成员中。

The world today is filled with diseases, and most of them are genetic diseases. People who are planning to be parents are advised to take genetic tests to determine if they are carriers of genes that might result in certain conditions and if the genes are present in other family members.



*Terms & Conditions Apply.

EOSTRE™

HelloDNA 基因遗传失调

by EOSTRE

Genetic disorders


白化病

Albinism is a group of genetic conditions in which a person has no or very little melanin pigment in their skin, hair and eyes. Albinism occurs in all racial and ethnic groups throughout the world.


安格曼综合症

Angelman syndrome is a genetic condition. Most people with Angelman syndrome have a gene called UBE3A that is absent or faulty. When this gene is faulty or missing, nerve cells in the brain are unable to work properly, causing a range of physical and intellectual problems.

It is rare, occurring in around one in 15,000 to 20,000 people.


唐氏综合症

Down syndrome occurs when a baby is born with an extra (third) copy of chromosome 21. It is a genetic condition and is not an illness or a disease.

Like everyone, people with Down syndrome vary in appearance, ability and personality. But some health problems are common to many people with Down syndrome.

HelloDNA 基因遗传失调

by EOSTRE

Genetic disorders


地中海贫血症


抽动秽语综合征


威廉姆斯综合征

Thalassaemia is an inherited genetic disorder that affects the blood and causes lifelong anaemia.

People with thalassaemia do not produce enough healthy haemoglobin, which makes their blood cells small and pale. Haemoglobin is a protein found in red blood cells that carries oxygen from the lungs to the rest of the body.

People born with thalassaemia cannot move oxygen around the body properly. Depending on the type of thalassaemia they have, they may need regular blood transfusions to stay alive.

Tourette syndrome, or TS, is an inherited neurological disorder that causes people to make involuntary and uncontrollable vocal sounds and movements, called 'tics'.

Tourette syndrome usually begins between 2 and 21 years of age. There is no cure for TS, but it usually improves as the person gets older and does not shorten life span. Some people find the tics go away as they enter adulthood.

Williams syndrome is a genetic condition present from birth that occurs because a small piece of chromosome 7 does not form properly after conception. Williams syndrome can't be cured, but treatment can help manage the symptoms, especially if started early.

HelloDNA 肌肉类型是遗传的
Muscle-type is genetic


Lin Dan


Chul Soon

*Terms & Conditions Apply.

HelloDNA by EOSTRE

饮食是遗传的
Dietary is genetic


Genetic Summary
20.0 %
Fat
35.0 %
Protein
45.0 %
Carbs
Protein
Carbs
Fat



*Terms & Conditions Apply.

EOSTRE™

HelloDNA by EOSTRE 特别之处 Specialty

这不是一个选择，但它是您自己和您所爱的人一生中要做的最重要的事情。

您越早了解自己的基因遗传优势和劣势，我们就可以改善您的健康状况，减轻将来患病的风险，并提高您的活力/表现。

This is not an option but it is a need for yourself and the one you loved. Once in the life time test, genes can't be changed the way how genes react can be changed, lifetime usage of report.

The earlier you understand your genetic strength and weakness together we can work to improve your health, mitigate the risk of diseases in the future, and increase your vitality/performance.



*Terms & Conditions Apply.

EOSTRE™

HelloDNA

by EOSTRE

基因筛查测试比验血还重要！
对自己、对下一代负责!

Genetic screening tests are more important than blood tests! Responsible to yourself and the next generation!



*Terms & Conditions Apply.

EOSTRE™

HelloDNA
by EOSTRE

了解您的基因遗传标记,
赋予您权力做出积极的改变
改善健康状况或预防问题出现!

Understand your genetic markers, empower you to make positive changes your health condition or avoid problems!



*Terms & Conditions Apply.

EOSTRE™

HelloDNA 特别之处 Specialty

亚太地区最大范围的基因测试专利，并且适合亚洲基因型的基因检测。

One of the largest ranges of proprietary genetic tests in the Asia Pacific region. Genetic tests suited to Asian genotypes.


MALAYSIA

HelloDNA 特别之处 Specialty

HelloDNA是亚太区首个提供基因遗传标记檢查之一，这些基因遗传标记与SARS-CoV-2感染（導致Covid-19的病毒）的易感性增加相关，以及增加病毒对感染产生严重反应的风险。

HelloDNA is one of the first in Asia Pacific to provide screening of genetic markers associated with increased risk of susceptibility to SARS-CoV-2 infection (the virus that causes Covid-19) and increased risk of severe reaction to infection.



*Terms & Conditions Apply.

EOSTRE™

HelloDNA

by EOSTRE

AstraZeneca

NOVARTIS

J. Craig Venter INSTITUTE

HARVARD MEDICAL SCHOOL

Washington University in St. Louis SCHOOL OF MEDICINE

CVS CARDIAC VASCULAR SENTRAL Kuala Lumpur

GATC BIOTECH

BRIGHAM AND WOMEN'S HOSPITAL
A Teaching Affiliate of Harvard Medical School

CANCER RESEARCH UK | BEATSON INSTITUTE

agrf Australian Genome Research Facility Ltd

CHOC Children's. Children's Hospital of Orange County

mosti

Malaysian Genomics Resource Centre

*Terms & Conditions Apply.

EOSTRE™

550+*个报告，了解您的所有
550+* Reports, Understanding You Thoroughly

Adult Premium [655*]
Adult Standard [63]

Child Premium [644*]
Child Standard [52]

癌症
Cancer [47]

健身与体重管理
Fitness & Weight Management [42]

肌肉，骨骼和关节
Muscles, Bones & Joints [28]

健康与营养
Wellness & Nutrition [68]

仪容
Aesthetics & Beauty [54]

过敏与敏感
Allergy & Sensitivity [40]

神经健康
Neuro Health [45]

性格
Personality [35]

心脏健康
Heart Health [34]

肾脏，肝脏和肠道健康
Kidney, Liver & Gut Health [46]

药品安全
Drug Safety (PGx) [130+]

家庭规划
Family Planning [23]

*Terms & Conditions Apply.

EOSTRE™

HelloDNA
by EOSTRE



品牌代言人
Ambassador



贵宾室
VIP Room
- B1楼层 B1 Floor



KOL


HelloDNA

广告牌
Billboard

5KL & 4 SEL
Aug 2021



营销策略
Marketing Strategy
- 海报和彩旗 Poster & Flyer
- 视频 Videos
- 产品讲座和OPP Talk & OPP

*Terms & Conditions Apply.

EOSTRE™

HelloDNA
by EOSTRE



自家医疗顾问
Medical Consultants
Online & Offline
(US$15 -30)



E康宝
E.Booster
www.hellodna.com.my



完整报告和
摘要报告
Full Report &
Summary Report

*Terms & Conditions Apply.

EOSTRE™

HelloDNA

by EOSTRE

通过www.hellodna.com.my或Eostre代理购买HelloDNA

Purchase HelloDNA via www.hellodna.com.my or Eostre agent

下载E康宝以注册和扫描QR以获取教程指南。选择报告语言（英语，普通话，BM）

Download E-Booster to register and scan QR for tutorial guide. Select report languages (English, Mandarina, BM)

收集唾液（成人）或棉签（孩子），通过提供的快递袋归还标本。

Collect saliva(adult) or swab(kid), return specimen via the courier bag provided.

处理和分析（10个工作日）

Processing and analyses (10 working days)

通过E康宝和电子邮件进行报告（摘要和综合报告）

Reporting via E-Booster & email (Summary & Comprehensive reports)

一对一咨询（收费）

- 通过E康宝在线预约
- V-Care中心面对面会议

1 to 1 consultation (with fees)

- Online appointment via E-Booster
- Face to face meeting @ V-Care center

分享您的 #HelloDNAStory，还有机会赢奖。

Share your #HelloDNAStory and WIN

*Terms & Conditions Apply.

EOSTRE™

HelloDNA by EOSTRE


Summary Report
Aesthetics & Beauty - Eye
33

*Terms & Conditions Apply.

EOSTRE™

HelloDNA
by EOSTRE

今后，我们将在主要城市成立我们的实验室和V-care中心，为您提供更好的服务。

不仅如此，将来我们还可以根据您的基因遗传特质来个性化您的保健产品，因并非所有保健产品都适合您自己。

Moving forward, we'll have our laboratory and V-Care center in major cities to serve you better.

Not only that, we'll be able to personalized your supplement in the future based on your genetic trats and no one supplement fit ALL.



*Terms & Conditions Apply.

EOSTRE™

HelloDNA
by EOSTRE

ADULT STANDARD & CHILD STANDARD

620 USD

PV310

~~690 USD~~

ADULT PREMIUM & CHILD PREMIUM

690 USD

PV345

~~785 USD~~

*Terms & Conditions Apply.

EOSTRE™

66特别优惠

66 Special Promotion

~~785 美金~~ USD

ADULT PREMIUM & CHILD PREMIUM

620 USD

PV345

节省165$

Saved 165 USD

*限量版只限606盒

*Only 606 Boxes

预购，2021年7月30日之前可提货

Pre-order, stocks available by 30 July 2021

*Terms & Conditions Apply.

EOSTRE™

分享您的 #HelloDNAStory
Share your #HelloDNAStory

分享您的 #HelloDNAStory，**还**有机会**赢奖**。
每个月，我**们**将**选择**三个最具启**发**性的健康旅行，并将它**们**分享到我**们**的社交媒体网站上。幸运的**获胜**者将**获**得以下**奖项**之一。

1）HelloDNA Premium（价**值**USD785）
2）HelloDNA Standard（价**值**USD690）
3）TogaGO**优**惠券150美元

Share your **#HelloDNAStory** and **WIN**
Every month, we will select three most inspiring wellness trips and post them on our social media. The lucky winners will receive one of the following prizes:

1) HelloDNA Premium (valued at USD690)
2) HelloDNA Standard (valued at USD620)
3) TogaGO Voucher USD150



*Terms & Conditions Apply.

EOSTRE™

HelloDNA by EOSTRE

这是给您和您家人最好的礼物

This is the BEST gift for you and your family

*Terms & Conditions Apply.

EOSTRE™

EOSTRE™

成为亚洲第一的原因

愿景

创造世界领先的保健产品
成为国际品牌。

使命

通过创新技术促进
健康的生活。


EOSTRE™
目标 TARGET
两年内成为马来西亚第一
五年内成为亚洲第一
Become Malaysia No. 1 in 2 years time
Asia No. 1 in 5 years time

*Terms & Conditions Apply.

EOSTRE™

EOSTRE™

HelloDNA

EOSTRE X

百倍蔘
Dammarane



Energy产品 &E康宝
Energy Products & E.Booster



H2O能量活水瓶
H2O Energy Bottle

*Terms & Conditions Apply.

EOSTRE™ 目标销售额
Target sales

Sales (US$)	2021	2022	2023
US$	211M	275M	357M
美金	2.11亿	2.75亿	3.57亿


140,000,000
120,000,000
100,000,000
80,000,000
60,000,000
40,000,000
20,000,000
2021
2022
2023
Eostre X
H2O Bottle
HelloDNA
Dammarane
E-Booster

*Terms & Conditions Apply.

EOSTRE™ 目标销售额
Target sales

2023

	HelloDNA	Dammarane	H2O Bottle	E-Booster & Energy Product	Eostre X
Sales (US$)	71.4M	89.3M	35.7M	125M	35.7M
Quantity (pc)	103.5k	234.9k	68.0k	416.7k	357.1k
Quantity/mth (pc)	8.6k	19.6k	5.6k	34.7k	29.8k


Sales
EOSTRE X
HelloDNA
EOSTRE产品 &E康宝
Energy Products &
E.Booster
百倍蔘
Dammarane
H2O能量活水瓶
H2O Energy Bottle
HelloDNA
Dammarane
H2O Bottle
Eostre Product
Eostre X

*Terms & Conditions Apply.

EOSTRE™

EOSTRE™ 符合了2Q
Meet the 2Q

质量上
Qualitative

HelloDNA
- 550+*个报告，27项。
- 亚太地区最大范围的基因测试专利。
- 适合亚洲基因型的基因检测。
- 亚太区首个提供基因遗传标记检查之一，这些基因遗传标记与SARS-CoV-2感染（導致Covid-19的病毒）。
- 550+* Reports with 27 categories
- One of the largest ranges of proprietary genetic tests in the Asia Pacific region.
- Genetic tests suited to Asian genotypes.
- First in Asia Pacific to provide screening of genetic markers associated with increased risk of susceptibility to SARS-CoV-2 infection (the virus that causes Covid-19).

Dammarane
- Eostre专有。
- 专利技术
  - 专利萃取技术
  - 专利小分子技术
- Proprietary and exclusive to Eostre.
- Patented Technologies
  - Eextraction
  - High Absorption

H2O Bottle
- 赫兹应用技术Hertz technology
- 氢氧分离技术Hydrogen and oxygen separation technology
- 直链型结构水分子的重要linear structure
- 降低血液粘稠Reduce blood viscosity

Eostre X
- 马来西亚首个在线业务开放平台。
- 在1个平台上营销不同的品牌。
  First in Malaysia open platform for online business.
- Market different brands on 1 platform.

E-Booster & Energy Product
- 亚洲首家在数码时代提供量子保健的公司手机保健应用程序First in Asia to provide Quantum healthcare in digital age
- 所有智能手机用户使用。 Used by all smart phone users.
- 新增和升级了10个功能New & upgraded with 10 features.

EOSTRE™符合了2Q
Meet the 2Q

数量上
Quantitative

EOSTRE™

HelloDNA

EOSTRE X

百倍蔘
Dammarane



Energy产品 &E康宝
Energy Products & E.Booster



H2O能量活水瓶
H2O Energy Bottle

*Terms & Conditions Apply.

EOSTRE™符合了2Q
Meet the 2Q

数量上
Quantitative

Analysts see no shine in direct selling stocks despite better earnings

There are only four direct selling companies on Bursa Malaysia and all posted commendable earnings last year, having received an unexpected boost from the Covid-19 outbreak as more people made purchases from home or looked for an additional source of income. The four are Amway (Malaysia) Holdings Bhd, Hai-O Enterprise Bhd, Zhulian Corp Bhd and CNI Holdings Bhd.

A fifth — DXN Holdings Bhd, a health supplement producer that uses a direct selling model — may be listed on Bursa as early as the fourth quarter of this year. DXN has picked banks for an initial public offering that could raise about US$400 million (RM1.63 billion), Bloomberg reported last week, citing sources. What is clear is that DXN's valuations will be closely watched.


AMWAY (M) HOLDINGS BHD
Feb 5, 2020
Feb 4, 2021
HAI-O ENTERPRISE BHD

The share prices of the four companies, which sunk to either multi-year or record lows in mid-March last year at the start of the Movement Control Order, have since appreciated substantially. Amway, Hai-O and Zhulian have a history of paying dividends and continued doing so last year while many other companies held back.

The share prices of the four companies, which sunk to either multi-year or record lows in mid-March last year at the start of the Movement Control Order, have since appreciated substantially. Amway, Hai-O and Zhulian have a history of paying dividends and continued doing so last year while many other companies held back.

Yet, very few analysts track these companies, which are a segment within the consumer products and services sector. And most who do are currently not particularly bullish on their investment prospects. Zhulian and CNI have no analyst coverage.

Amway, the biggest among them by market capitalisation (RM941.93 million), saw net profit grow 7.3% year on year (y-o-y) to RM42.63 million for the first nine months of the financial year ended Dec 31, 2020. Revenue expanded 17.4% to RM837.39 million.

It announced a dividend per share (DPS) of five sen in each of the first three quarters, bringing the total DPS so far to 15 sen, the same amount as the previous year.

Amway's share price, which sunk to more than a five-year low of RM4.50 on March 19 last year, has since gained 27.3% to RM5.73 as at Feb 4. Bloomberg data shows that there are just three research houses that track


Feb 5, 2020
Feb 4, 2021
HAI-O ENTERPRISE BHD
Feb 5, 2020
Feb 4, 2021
ZHULIAN CORPORATION BHD
Feb 5, 2020
Feb 4, 2021

EOSTRE™

EOSTRE™

尽管第三次Covid-19大流行的爆发，马来西亚的直销行业销售额预计将从2020年的200亿马币特增长10%至15%。

Malaysia's direct-selling industry sales are expected to grow between 10 per cent and 15 per cent this year from the estimated RM20 billion for 2020, despite the emergence of the third wave of the Covid-19 pandemic.

强大背景
Strong Background

由美国上市公司 TOGA LTD 持有

Owned by US Listed Company TOGA LTD

零负债的办公大楼

Office Building with no debt

自主的会议大礼堂

Conference Hall

Eostre 旗舰店及贵宾厅

Flagship Store & VIP Hall

领域
Industry

策略
Strategy

EOSTRE 五大板块

- HelloDNA
- Dammarane
- H2O Bottle
- Eostre X
- E-Booster & Energy Product

Source:
The News Straits Times By Ayisy Yusof - April 12, 2021 @ 2:20pm
https://www.nst.com.my/business/2021/04/681690/malaysias-direct-selling-sales-grow-15pct-2020s-expected-rm20bil#:~:text=According%20to%20the%20latest%20DSAM's,and%20toys%20(2.0%20per%20cent)

EOSTRE™

目标 TARGET

四年内在马来西亚交易所上市

Listed on Bursa Malaysia within four years

*Terms & Conditions Apply.

免责声明
Disclaimer

此演示文稿中的资料只供参考。资料中包含的信息不得解释为法律或投资建议。此内容也不应被解释为医学建议。 切勿因为您在此演示文稿阅读过的内容而忽略医学或专业建议，或延迟寻求建议。 切勿依赖此演示文稿中的信息来寻求专业医疗建议。

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